SECURITIES AND EXCHANGE COMMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 18, 2003


                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its Charter)


                         TENNESSEE        00 0-27694        62-1201561
           (State or other jurisdiction (Commission File (IRS Employer
                of incorporation)          Number)       Identification Number)


        3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE 38125
               (Address of principal executive offices)         (Zip Code)


                                 (901) 754-6577
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Number                     Description

99.1              Press release issued February 18, 2003.


ITEM 9.           REGULATION FD DISCLOSURE

         On February 18, 2003, SCB Computer Technology, Inc, (the "Company") issued a press release regarding financial results for its third quarter and nine-month period ended January 30, 2003 that is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 18, 2003

                                  SCB COMPUTER TECHNOLOGY, INC.,

                                  By:      /s/ Michael J. Boling
                                     ----------------------------------
                                           Michael J. Boling,
                                           Executive Vice President and
                                           Chief Financial Officer




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